UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 24, 2009

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7900 Xerxes Avenue South, Suite 1800,

Minneapolis, Minnesota 55431

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Adoption of the Apogee Enterprises, Inc. 2009 Stock Incentive Plan

On June 24, 2009, at the 2009 Annual Meeting of Shareholders (the “Annual Meeting”) of Apogee Enterprises, Inc. (the “Company”), the Company’s shareholders adopted the Apogee Enterprises, Inc. 2009 Stock Incentive Plan (the “2009 Incentive Plan”), which previously had been approved by the Company’s Board of Directors on May 7, 2009, subject to shareholder approval. The 2009 Incentive Plan permits grants of incentive and non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, performance awards, stock awards and other stock-based awards (collectively, “Awards”) to employees, officers, consultants and independent contractors of the Company. The Company’s Board of Directors and Compensation Committee have the authority to determine the type of Award as well as the amount, terms and conditions of each Award under the 2009 Incentive Plan, subject to the limitations and other provisions of the 2009 Incentive Plan.

The purpose of the 2009 Incentive Plan is to promote the interests of the Company and its shareholders by (1) aiding the Company in attracting and retaining management personnel capable of providing strategic direction to, and assuring the future success of, the Company and (2) motivating such persons to put forth maximum efforts for the success of the Company’s business. The 2009 Incentive Plan allows the Company to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders.

A total of 1,400,000 shares of the Company’s common stock is authorized for the granting of Awards under the 2009 Incentive Plan. The number of shares available for Awards, as well as the terms of outstanding Awards, are subject to adjustment as provided in the 2009 Incentive Plan for stock splits, stock dividends, recapitalizations and other similar events.

Awards may be granted under the 2009 Incentive Plan until June 23, 2019 or until all shares available for Awards under the 2009 Incentive Plan have been purchased or acquired; provided, however, that incentive stock options may not be granted after May 7, 2019. The Board may from time to time amend, alter, suspend, discontinue or terminate the 2009 Incentive Plan, subject, in certain circumstances, to shareholder approval.

This summary of the 2009 Incentive Plan is qualified in its entirety by reference to the full text of the 2009 Incentive Plan, a copy of which was attached as Exhibit 4.5 to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on June 24, 2009 and is incorporated herein by reference. A more detailed summary of the 2009 Incentive Plan can be found in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on May 12, 2009.

Item 8.01	Other Events.

Adoption of the Apogee Enterprises, Inc. 2009 Non-Employee Director Stock Incentive Plan

On June 24, 2009, at the Annual Meeting, the Company’s shareholders adopted the Apogee Enterprises, Inc. 2009 Non-Employee Director Stock Incentive Plan (the “2009 Director Plan”), which previously had been approved by the Company’s Board of Directors on May 7, 2009, subject to shareholder approval. The 2009 Director Plan permits grants of non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, stock awards and other stock-based awards (collectively, “Director Awards”) to non-employee directors of the Company. The Company’s Board of Directors and Nominating and Corporate Governance Committee have the authority to determine the type of Director Award as well as the amount, terms and conditions of each Director Award under the 2009 Director Plan, subject to the limitations and other provisions of the 2009 Director Plan.

The purpose of the 2009 Director Plan is to promote the interests of the Company and its shareholders by (1) aiding the Company in attracting and retaining non-employee directors capable of providing strategic direction to, and assuring the future success of, the Company and (2) motivating non-employee directors to put forth maximum efforts for the success of the Company’s business. The 2009 Director Plan allows the Company to compensate non-employee directors through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of non-employee directors with the Company’s shareholders.

A total of 150,000 shares of the Company’s common stock is authorized for the granting of Director Awards under the 2009 Director Plan. The number of shares available for Director Awards, as well as the terms of outstanding Director Awards, are subject to adjustment as provided in the 2009 Director Plan for stock splits, stock dividends, recapitalizations and other similar events.

Director Awards may be granted under the 2009 Director Plan until June 23, 2019 or until all shares available for Director Awards under the 2009 Director Plan have been purchased or acquired. The Board may from time to time amend, alter, suspend, discontinue or terminate the 2009 Director Plan, subject, in certain circumstances, to shareholder approval.

This summary of the 2009 Director Plan is qualified in its entirety by reference to the full text of the 2009 Director Plan, a copy of which was attached as Exhibit 4.6 to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on June 24, 2009 and is incorporated herein by reference. A more detailed summary of the 2009 Director Plan can be found in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on May 12, 2009.

New Form of Restricted Stock Agreement

On June 18, 2009, the Company’s Nominating and Corporate Governance Committee approved a new form of Restricted Stock Agreement for non-employee directors (the “Form Restricted Stock Agreement”) under the 2009 Director Plan. A copy of the Form Restricted Stock Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Apogee Enterprises, Inc. 2009 Stock Incentive Plan (incorporated by reference to Exhibit 4.5 to Apogee’s Registration Statement on Form S-8 filed on June 24, 2009).

10.2	Apogee Enterprises, Inc. 2009 Non-Employee Director Stock Incentive Plan (incorporated by reference to Exhibit 4.6 to Apogee’s Registration Statement on Form S-8 filed on June 24, 2009).

10.3	Form of Restricted Stock Agreement under the Apogee Enterprises, Inc. 2009 Non-Employee Director Stock Incentive Plan.*
* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Patricia A. Beithon
Patricia A. Beithon General Counsel and Corporate Secretary

Date: June 30, 2009

EXHIBIT INDEX

Exhibit Number	Description
10.1	Apogee Enterprises, Inc. 2009 Stock Incentive Plan (incorporated by reference to Exhibit 4.5 to Apogee’s Registration Statement on Form S-8 filed on June 24, 2009).

10.2	Apogee Enterprises, Inc. 2009 Non-Employee Director Stock Incentive Plan (incorporated by reference to Exhibit 4.6 to Apogee’s Registration Statement on Form S-8 filed on June 24, 2009).

10.3	Form of Restricted Stock Agreement under the Apogee Enterprises, Inc. 2009 Non-Employee Director Stock Incentive Plan.*

*	Filed herewith

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